Exhibit 99.1

EXECUTION VERSION

Item 4. Description of the due diligence performed

Item 5. Summary of findings and conclusions of review

Certification of Services Performed

August 27, 2019

Reference is made to that certain Loan Agreement (the “Loan Agreement”) to be entered into by and between HPA Borrower 2019-2 LLC (“Borrower”) and Citibank, N.A. (“Citibank”). Capitalized terms used herein without definition have the respective meanings ascribed thereto in the Loan Agreement.

I do hereby certify to Borrower, Citibank and Home Partners of America, Inc. (“Client”), to the best of my knowledge and belief, that Green River Capital, LLC (“GRC”) has completed the services ordered by Client under the Evaluation Services Agreement dated August 12, 2019, between GRC and Client, in connection with the borrowing of the Loan for the Properties (the “Properties”) contained in the data tape entitled “HPA 2019-2_CutOffTape v9.xlsx” (the “Data Tape”). Furthermore:

1.	GRC has reviewed the Lease for each Property provided by Client and has determined that (a) each such Lease has been executed by the applicable Tenant, (b) the monthly rental payment under each such Lease and the Lease commencement and expiration dates match the information included in the Data Tape and (c) all Section 8 Leases are correctly reported on the Data Tape.
2.	GRC has reviewed the Data Tape and, based on a review of the broker price opinions or appraisals, as applicable, GRC has verified that the values presented on the Data Tape correspond to the values and dates found on the broker price opinions or appraisals, as applicable.
3.	GRC has reviewed (a) the addresses on the Data Tape and verified that they match the addresses that appear on the broker price opinions or appraisals and (b) the county designation for each Property in the Data Tape and confirmed each such designation is accurate and matches the county designation in the corresponding approved title commitment.
4.	GRC has reviewed the Data Tape, which indicates which Properties have or do not have an active homeowner’s, condominium, or other common-interest community association (collectively, “HOA”) and has identified, based on its review of the title work and the Data Tape, if there are any Properties not identified in the Data Tape as having an HOA (“Non-HOA Properties”) but for which there is an indication in the title work that there is an HOA

(“Flagged Properties”) and has provided such list of Properties to Stewart Title Guaranty Corporation (“Stewart”). Based on the report prepared by Stewart with respect to the presence of any active HOAs with respect to the Flagged Properties, GRC has reviewed the final Data Tape and confirmed that, except as set forth in the certificate delivered by Stewart, dated as of August 27, 2019, none of the Non-HOA Properties are located in active HOAs.

5.	GRC has reviewed the Data Tape, which indicates which Properties are condominiums and which Properties are not condominiums and has confirmed, based on property-type designations in the broker price opinion or appraisal, as applicable, for each Property and, if necessary, based on the county records via an online database and other online resources, that the designations of Properties as condominiums and the designations of Properties not as condominiums on the Data Tape are accurate.
6.	GRC has reviewed the purchase documentation for each of the Properties provided by Borrower and in each case, confirmed that such purchase documentation is suitable for the type of purchase. GRC has compared the acquisition amounts provided by Borrower against the documentation provided and verified the correct values on the Data Tape and identified any discrepancies pursuant to an exception report.
7.	GRC has reviewed the renovation costs by category for each Property that appears on the general ledger of the Sponsor as provided to GRC on August 22, 2019 and tied out such costs with the Data Tape.
8.	With respect to a sample of 100 of the Properties, GRC has reviewed the renovation expense data fields in the Data Tape and the related purchase orders, change orders and similar evidence provided by the Borrower for each such Property for items comprising the types of renovation expenses in the data fields (unless the expenses are less than $1,500) and compared such evidence to actual renovation data fields in the Data Tape. GRC has verified that the values for such renovation data fields are correct in the Data Tape for such sample of Properties.
9.	GRC has reviewed the right to purchase agreements, as amended (“RTP”) provided by Borrower with respect to each Property on the Data Tape and based on its review of each RTP, GRC has verified that the term of such RTP corresponds to the term of the related Lease.
10.	Using the “Current RTP Year” set forth on the Data Tape, GRC compared the Baseline Purchase Price set forth in Exhibit A (as amended or restated) of each RTP in the Lease Term (Year) that corresponds to such “Current RTP Year” and confirmed that the “Current RTP Price” set forth in the Data Tape corresponds to such Baseline Purchase Price.

GRC DILIGENCE CERTIFICATE

11.	Based on its review of the related Lease and the RTP, GRC has verified that the Current RTP Term specified the Data Tape corresponds to the current term (by year) of the related Lease.
12.	Based on its review of each RTP, GRC has, for each Property where the RTP price is marked with an “N” in the “RTP True Up” column on the Data Tape, verified that the “Contributed RTP Price” for each Property set forth on the Data Tape equals (a) the sum of the “Purchase Price” and the “Closing Costs” multiplied by (b) “Underwritten Escalation” plus one, rounded to the nearest hundredth.

[Signature Page Follows]

GRC DILIGENCE CERTIFICATE

IN WITNESS WHEREOF, the undersigned has caused this certificate to be executed as of the date set forth above.

GREEN RIVER CAPITAL, LLC

By:	/s/ Richard Lundbeck
Name: Richard Lundbeck
Title: SVP

Date: August 27, 2019

GRC DILIGENCE CERTIFICATE